SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 8, 2005

AEOLUS PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-50481	56-1953785
(Commission File Number)	(IRS Employer ID Number)

P.O. Box 14287

79 T. W. Alexander Drive

4401 Research Commons, Suite 200

Research Triangle Park, North Carolina 27709

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (919) 558-8688

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

Aeolus Pharmaceuticals, Inc. anticipates filing, before the end of the first quarter of this year, the required regulatory documents with the United States Food and Drug Administration to be in a position to initiate a placebo-controlled, Phase 1, multiple dose study to evaluate the safety, tolerability and pharmacokinetics of AEOL 10150 administered by subcutaneous injection in patients with mucositis caused by radiation treatment for cancer. Subcutaneous injection is the route of administration being utilized in Aeolus’ current Phase 1 single dose study in patients with amyotrophic lateral sclerosis, or ALS.

Mucositis, also known as mucous membrane inflammation, is commonly defined as the swelling, irritation, and ulceration of the mucosal cells that line the digestive tract that can occur anywhere along the digestive tract from the mouth to the anus. Mucositis is a painful side effect of radiation treatment of certain cancers.

In Aeolus’ opinion, data developed using AEOL 10150 in accepted animal models of mucositis indicate that AEOL 10150 might eventually prove to be useful as a potential treatment option for patients suffering from mucositis caused by radiation treatment for cancer.

Aeolus believes that the proposed clinical design of the Phase 1 multiple dose study in patients with mucositis caused by radiation treatment for cancer will be adequate to assess the safety, tolerability and pharmacokinetics of multiple doses of AEOL 10150 with respect to determining the ability to proceed to a Phase 2 efficacy study of the compound in patients with mucositis caused by radiation treatment for cancer. Aeolus also believes that data developed from this proposed Phase 1 multiple dose study will help Aeolus design a Phase 2/3 registration study of AEOL 10150 in patients with ALS.

The statements in this report that are not purely statements of historical fact are forward-looking statements, and actual results might differ materially from those anticipated. These statements and other statements made elsewhere by Aeolus or its representatives, which are identified or qualified by words such as “intends,” “likely,” “will,” “suggests,” “expects,” “might,” “may,” “believe,” “could,” “should,” “would,” “anticipates,” “planned,” “goal,” “possible” or the negative of those terms or similar expressions, are based on a number of assumptions that are subject to risks and uncertainties. Important factors that could cause results to differ include risks associated with uncertainties of scientific research, U. S. Food and Drug Administration filings, clinical trials, the need to obtain funds for clinical trials and operations, and product development activities. These and other important risks are described in Aeolus’ reports on Form 10-K, Form 10-Q and Form 8-K and its registration statements filed with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

The information furnished in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific release in such a filing.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

AEOLUS PHARMACEUTICALS, INC.
Date: February 8, 2005
/s/ Richard W. Reichow
Richard W. Reichow
Executive Vice President and Chief Financial Officer

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